475594	Book 473 Page 909

Assessor’s Parcel No.: N/A – sublease and

     unpatented mining claims

Recorded at the request of

And when recorded return to:

Liberty Silver Corp.

3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 89161

The undersigned affirm that this document does not contain the personal information of any person.

OFFICIAL RECORDS PERSHING COUNTY NEVADA RECORDED BY Thomas P. Irwin 11-Nov-9 PM 2:24 Book 473 Page 909 RENE CHILDS COUNTY RECORDER 22-475594 INDEXED

Memorandum of Exploration Earn-In Agreement

Renaissance Exploration, Inc., a Nevada corporation formerly names AuEx, Inc. (“Renaissance”), and Liberty Silver Corp., a Nevada corporation (“Liberty”), have entered into the Exploration Earn-In Agreement dated as March 29, 2010, in accordance with Renaissance has granted to Liberty the right to earn an undivided interest in the Minerals Lease and Sublease between Newmont USA Limited, a Delaware corporation, doing business as Newmont Mining Corporation, and AuEx, Inc. dated effective July 29, 2005, concerning the unpatented mining claims, leased fee lands and owned lands described in Exhibit A attached to and by this reference incorporated in this Agreement, and in certain unpatented mining claims owned by Renaissance, also described in Exhibit A.

For purposes of the Exploration Earn-In Agreement and this Memorandum, the addresses of the parties are:

Renaissance Exploration, Inc.

4750 Langley Lane, Suite 106

Reno Nevada 89502

Liberty Silver Corp.

3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 89161

Dated effective March 29, 2010.

Renaissance Exploration, Inc.
By:	/s/Richard Bedell
Richard L. Bedell, President

DO NOT MARK, PRINT, SIGN, OR TYPE OUTSIDE THE LINED MARGIN

Book 473 Page 910

Liberty Silver Corp.
By:	/s/William Tafuri
William Tafuri, President and Chief Operating Officer

DO NOT MARK, PRINT, SIGN, OR TYPE OUTSIDE THE LINED MARGIN

Book 473 Page 911

STATE OF NEVADA

)

)ss.

COUNTY OF WASHOE

)

This Memorandum of Exploration Earn-In Agreement was acknowledged before me on November 4, 2011, by Richard L. Bedell as President of Renaissance Exploration, Inc.

/s/Joann Newbury	JOANN NEWBURY Notary Public – State of Nevada Appointment Recorded in Washoe County No. 04-90312-2 Expires March 26, 2012
Notary Public

STATE OF _________

)

)ss.

COUNTY OF _______

)

This Memorandum of Exploration Earn-In Agreement was acknowledged before me on November ____, 2011, by Geoff Browne, as President of Liberty Silver Corp.

Notary Public

DO NOT MARK, PRINT, SIGN, OR TYPE OUTSIDE THE LINED MARGIN

3

Book 473 Page 912

STATE OF NEVADA

)

)ss.

COUNTY OF WASHOE

)

This Memorandum of Exploration Earn-In Agreement was acknowledged before me on November 4, 2011, by Richard L. Bedell as President of Renaissance Exploration, Inc.

/s/Joann Newbury	JOANN NEWBURY Notary Public – State of Nevada Appointment Recorded in Washoe County No. 04-90312-2 Expires March 26, 2012
Notary Public

STATE OF UTAH

)

)ss.

COUNTY OF SUMMIT

)

This Memorandum of Exploration Earn-In Agreement was acknowledged before me on November 7, 2011, by William Tafuri as Chief Operating Officer of Liberty Silver Corp.

/s/Timothy Nielsen	TIMOTHY NIELSEN Notary Public State of Utah Comm. No. 611929 My Comm. Expires Aug 22, 2015
Notary Public

DO NOT MARK, PRINT, SIGN, OR TYPE OUTSIDE THE LINED MARGIN

Book 473 Page 913

Memorandum of Exploration Earn-In Agreement

Exhibit A

1.

Newmont Property.  Minerals Lease and Sublease dated effective July 29, 2005, between Newmont USA Limited, a Delaware Corporation, doing business as Newmont Mining Corporation, Memorandum recorded in the Office of the Pershing County Recorder on August 8, 2005, Document 244433, concerning the property described on the following page.

2.

Renaissance Exploration, Inc. Property.  The unpatented mining claims by Renaissance Exploration, Inc. described as follows:

Elm 1 – Elm 18	1027569 – 1027586
Elm 19 – Elm 103	1030226 – 1030310
Elm 104 – Elm 175	1040840 – 1040911
TS 1 – TS 18	930542 – 930559
XXX 1 – XXX 6	1047549 - 1047554

3.

Area of Interest.  The area of interest under the Minerals Lease and Sublease described as follows:

Township 30 North, Range 30 East, MDB&M, Sections 32-35.

Township 29 North, Range 30 East, MDB&M, Sections 2-5, 8-11, and 14-17.

DO NOT MARK, PRINT, SIGN, OR TYPE OUTSIDE THE LINED MARGIN

Book 473 Page 914

Exhibit A

NEWMONT PROPERTY

Pershing County, Nevada

1.

Mining Claims

The following 41 unpatented lode mining claims situated in Pershing County, Nevada in Sections 4 and 10, Township 29 North, Range 30 East, MDB&M:

Claim Name	BLM NMC

Seka 95-112	264542-264559
Seka 1-6, 8-16, 61-64, 73-76	243016-243030, 264508-264511, 264520-264523

2.

Leased Lands (Minerals Lease – 4,396.44 acres)

Newmont’s interest under that certain Minerals Lease (29-OSP-0006) dated August 17, 1987, between Nevada Land and Resource Company LLC, successor in interest to Southern Pacific Land Company, and Newmont USA Limited, successor in interest to SFP Minerals Corporation, insofar and only insofar as it permits to the following property:

Township 30 North, Range 30 East, MDB&M:

Section 27;	All (640 acres)
Section 33;	All (640 acres)
Section 35;	N1/2, SE1/4, N1/2SW1/4 (560 acres)

Township 29 North, Range 30 East, MDB&M:

Section 3;	Lots 1-4, S1/2N1/2, S1/2 (All 639.12 acres)
Section 5;	Lots 1-4, S1/2N1/2, S1/2 (All 637.32 acres)
Section 11;	All (640 acres)
Section 17;	All (640 acres)

3.

Owned Lands – Surface & Minerals – (1,280 acres)

Newmont’s fee ownership interest insofar and only insofar as it pertains to the following property:

Township 29 North, Range 30 East, MDB&M:

Section 9;	All (640 acres)
Section 15;	All (640 acres)